AMENDED AND RESTATED
                          CHIPS AND TECHNOLOGIES, INC.

                             1985 STOCK OPTION PLAN

         1. Purpose. The Chips and Technologies, Inc., 1985 Stock Option Plan was adopted on January 11, 1985 (the "Prior Plan"). On January 8, 1987, the Prior Plan was amended and restated as set forth herein (the "Plan"). The Plan is established to create additional incentive for key employees, directors, and consultants of Chips and Technologies, Inc. and any present or future parent and/or subsidiary corporations of such corporation (collectively referred to as the "Company") to promote the financial success and progress of the Company. For purposes of the Plan, a parent corporation and a subsidiary corporation shall be as defined in sections 425(e) and 425(f) of the Internal Revenue Code of 1986, as amended (referred to herein as the "Code" or the "1986 Code"). The Internal Revenue Code of 1954 as amended prior to the Tax Reform Act of 1986, shall be referred to herein as the "1954 Code."

         2. Administration. The Plan shall be administered by the Board of Directors (the "Board") and/or by a duly appointed committee of the Board having such powers as shall be specified by the Board. Any subsequent references to the Board shall also mean the committee if it has been appointed. All questions of interpretation of the Plan or of any options granted under the Plan (an "Option") shall be determined by the Board, and such determinations shall be final and binding upon all persons having an interest in the Plan and/or any Option. Options may be either incentive stock options as defined in section 422A of the Code (including any future amendments or replacements of such section) ("Incentive Stock Options") or nonqualified stock options.

         3. Eligibility.

                 (a) Eligible Persons. The Options may be granted only to employees (including officers), directors and consultants of the Company; provided, however, that a director of the Company shall not be eligible to receive an Option unless the Board has appointed a committee to administer the Plan and the director is not a member of such committee. The Board shall, in the Board's sole discretion, determine which persons shall be granted Options (an "Optionee"). A director or consultant of the Company shall be eligible to be granted only a nonqualified stock option unless the director or consultant is also an employee of the Company. An Optionee may, if otherwise eligible, be granted additional Options.

                 (b) Fair Market Value Limitation. The aggregate fair market value of the stock for which an Optionee may be granted Incentive Stock Options in any calendar year under all stock option plans of the Company, including the Plan, shall, (i) for Options granted before January 1, 1987, comply with the limitations set forth in section 422A(b)(8) of the 1954 Code (i.e., shall not exceed One Hundred Thousand Dollars ($100,000) plus any unused limit carryover to such year determined in accordance with section 422A(c)(4) of the 1954 Code) and (ii) for Options granted after December 31, 1986, comply with the limitations set forth in section 422A(b)(7) of the 1986 Code (i.e., shall not become exercisable for the first time during any calendar year at a rate in excess of One Hundred Thousand Dollars ($100,000)). Such limitations as applied to an Incentive Stock Option shall be referred to as the "fair market value limitation." In the event of an amendment to section 422A of the Code, this paragraph 3(b) shall be automatically amended to make this provision no more restrictive to the Optionee than necessary to ensure qualification of the Incentive Stock Option as meeting the requirements of section 422A of the Code. In the event an Optionee receives an Option intended to be an Incentive Stock Option which is subsequently determined to have exceeded the fair market value limitation, the Option shall be amended, if necessary in accordance with applicable Treasury Regulations and rulings to preserve, as the first priority to the maximum possible extent, the status of the Option as an Incentive Stock Option and to preserve as a second priority, to the maximum possible extent, the total number of shares of Stock subject to the Option.

         4. Shares Subject to Option. The maximum number of shares which may be issued under the Plan shall be 17,200,000 shares of the Company's authorized but unissued common stock, subject to adjustment as provided in Paragraph 7 below. In the event that any outstanding Option for any reason expires or is terminated and/or shares subject to repurchase are repurchased by the Company, the shares of common stock allocable to the unexercised portion of such Option, or so repurchased, may again be subjected to an Option.

         5. Time for Granting Options. All Options shall be granted, if at all, within ten (10) years from January 11, 1985.

         6. Terms, Conditions and Form of Options. Subject to the provisions of the Plan, the Board shall determine for each Option (which need not be identical) the number of shares for which the Option shall be granted, the option price of the Option, the exercisability of the Option, whether the Option is a nonqualified stock option or an Incentive Stock Option, and all other terms and conditions of the Option not inconsistent with this Paragraph 6. Options granted pursuant to the Plan shall be evidenced by written agreements specifying the number of shares covered thereby, in such form as the Board shall from time to time establish, and shall comply with and be subject to the following terms and conditions:

       (a)       Option Price.  The option price shall be determined as follows:

                 (1) for Incentive Stock Options, the option price shall be not less than the fair market value, as determined by the Board, of the shares of common stock of the Company on the date of the granting of the Option;

                 (2) for an Optionee who at the time the Option is granted owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company within the meaning of section 422A(b)(6) of the Code and/or ten percent (10%) of the total combined value of all classes of stock of the Company within the meaning of section 422A(b)(6) of the Code (a "Ten Percent Owner Optionee"), the option price for any Option granted to such Ten Percent Owner Optionee shall not be less than one hundred ten percent (110%) of the fair market value of the shares on the date the Option is granted; and

                 (3) the option price for nonqualified stock options shall be determined by the Board on the date the option is granted (i) for persons who are subject to Section 16 of the Securities Exchange Act of 1934, as amended, shall not be less than the fair market value, as determined by the Board, of the shares of common stock of the Company on the date of the granting of the Option and (ii) for persons who are not subject to Section 16 of the Securities Exchange Act of 1934, as amended, and may be less than the fair market value of the common stock of the Company on the date of the granting of the Option, but in no event shall the option price be less than the par value of the shares.

                 (b) Exercise Period of Options. The Board shall have the power to set the time or times within which each Option shall be exercisable or the event or events upon the occurrence of which all or a portion of each Option shall be exercisable and the term of each Option; provided, however, that (i) no Option intended to be an Incentive Stock Option shall be exercisable after the expiration of ten (10) years after the date such Option is granted; (ii) no Option intended to be a nonqualified stock option shall be exercisable after the expiration of ten (10) years and one (1) month after the date such Option is granted, and (iii) no Option granted to a Ten Percent Owner Optionee shall be exercisable after the expiration of five (5) years from the date such Option is granted.

                 (c) Payment of Option Price. Payment of the option price for the number of shares being purchased pursuant to any Option shall be made (1) in cash or cash equivalent, (2) by tender to the Company of shares of the Company's common stock which (i) either have been owned by the Optionee for more than six
(6) months or were not acquired, directly or indirectly, from the Company, and
(ii) have a fair market value, as determined by the Board, not less than the option price, or (3) if specifically permitted by the Board and set forth in the Optionee's Option, by the Optionee's promissory note if the Optionee is an employee and/or director of the Company at the time the Option is granted. The Board may at any time or from time to time, by adoption of or by amendment to the standard form of Incentive Stock Option Agreement set forth in Paragraph 6(f) below, or by other means, grant options which do not permit all of the foregoing forms of consideration to be used in payment of the option price and/or which otherwise restrict one (1) or more forms of consideration. Notwithstanding the foregoing, an Option may not be exercised by the tender of the Company's common stock to the extent such tender of stock would constitute a violation of the provisions of Section 160 of the Delaware General Corporation Law, or the corresponding provisions of other applicable law. In the event the Board permits the exercise of an Option in whole or in part by means of the Optionee's promissory note, the Board shall determine the provisions of such note; provided, however, that such note shall not represent more than the lesser of (1) one hundred percent (100%) of the option price or (2) the maximum amount permitted under the Delaware General Corporation Law or other applicable law, the principal shall be due and payable not more than five (5) years after the Option is granted, and interest shall be payable at least annually and be at least equal to the minimum interest rate to avoid imputed interest pursuant to all applicable sections of the Code. The Board shall have the authority from time to time to permit the Optionee to secure any promissory note used to exercise an Option with collateral other than the Company's common stock.

                 (d) Sequential Exercise Limitation. An Incentive Stock Option granted before January 1, 1987, shall not be exercisable if there is outstanding, within the meaning of section 422A of the 1954 Code, any other Incentive Stock Option (as defined in the 1954 Code) which was granted to the Optionee by the Company prior to the grant of the Option. The foregoing restriction on exercise shall not apply to any option granted after December 31, 1986. In the event of an amendment to section 422A of the Code, this Paragraph 6(d) shall be automatically amended to make this provision no more restrictive to the Optionee than necessary if there is outstanding, within the meaning of section 422A of the 1954 Code, any other Incentive Stock Option (as defined in the 1954 Code) which was granted to the Optionee by the Company prior to the grant of the Option. The foregoing restriction on exercise shall not apply to any option granted after December 31, 1986. In the event of an amendment to section 422A of the Code, this Paragraph 6(d) shall be automatically amended to make this provision no more restrictive to the Optionee than necessary ions. Unless otherwise provided for by the Board at the time an Option is granted, an Option designated by the Board as an Incentive Stock Option shall comply with and be subject to the terms and conditions set forth in the form of Incentive Stock Option Agreement attached hereto as Exhibit A and incorporated herein by reference.

                (ii) Authority to Vary Terms. The Board shall have the authority from time to time to vary the terms of the option agreement set forth as Exhibit A either in connection with the grant of an individual Option or in connection with the authorization of a new standard form or forms; provided, however, that the terms and conditions of such option agreement or agreements shall be in accordance with the terms of the Plan. Such authority shall include, but not by way of limitation, the authority (A) to grant Options which are not immediately exercisable, and (B) for Options which are intended to be nonqualified stock options, to eliminate those provisions set forth in Exhibit A required to satisfy the provisions of section 422A of the Code.

         7. Effect of Change in Stock Subject to Plan. Appropriate adjustments shall be made in the number and class of shares of stock subject to this Plan and to any outstanding Options and in the exercise price of any outstanding Options in the event of a stock dividend, stock split, reverse stock split, combination, reclassification or like change in the capital structure of the Company.

         8. Provision of Information. Each Optionee shall be given access to information concerning the Company equivalent to that information generally made available to the Company's common shareholders.

         9. Assignment of Repurchase Option. In the event that the Company is unable, pursuant to Section 160 of the Delaware General Corporation Law, or the corresponding provisions of other applicable law, to exercise its Unvested Share Repurchase Option (as defined in the Incentive Stock Option Agreement) to repurchase any unvested shares purchased pursuant to an Option and if the fair market value of the stock to be repurchased is greater than the repurchase price, the Board may assign such Unvested Share Repurchase Option to one or more persons as it may select, provided that the Company shall receive aggregate cash consideration for such assignment equal to or greater than the fair market value of the stock which may be repurchased under such Unvested Share Repurchase Option (as determined by the Board) minus the repurchase price of such stock. The requirements of this Paragraph 9 regarding the minimum consideration to be received by the Company shall not inure to the benefit of the Optionee whose shares are being repurchased so that failure by the Company to comply with the provisions of this Paragraph 9 shall not be available to such Optionee as a defense or otherwise to prevent the repurchase of the Optionee's unvested stock by an assignee of the Unvested Share Repurchase Option.

         10. Transfer of Control. A "Transfer of Control" shall be deemed to have occurred in the event any of the following occurs with respect to the Control Company. For purposes of applying this Paragraph 10, the "Control Company" shall mean the corporation whose stock is subject to the Option.

                 (a) the direct or indirect sale or exchange by the shareholders of the Control Company of all or substantially all of the stock of the Control Company where the shareholders of the Control Company before such sale or exchange do not retain, directly or indirectly, at least a majority of the beneficial interest in the voting stock of the Control Company;

                 (b) a merger in which the shareholders of the Control Company before such merger do not retain, directly or indirectly, at least a majority of the beneficial interest in the voting stock of the Control Company; or

                 (c) the sale, exchange, or transfer of all or substantially all of the Control Company's assets (other than a sale, exchange, or transfer to one or more corporations where the shareholders of the Control Company before such sale, exchange or transfer retain, directly or indirectly, at least a majority of the beneficial interest in the voting stock of the corporation(s) to which the assets were transferred). In the event of a Transfer of Control, the Board, in its sole discretion, shall either (i) provide that any unexercisable portion of the Option shall be immediately exercisable as of a date prior to the Transfer of Control, as the Board so determines, or (ii) arrange with the surviving, continuing, successor, or purchasing corporation, as the case may be, that such corporation either assume the Company's rights and obligations under outstanding Stock Option Agreements or substitute an option for such corporation's stock for such outstanding Options. Any Options which are neither exercised as of the date of the Transfer of Control nor assumed by the surviving, continuing, successor, or purchasing corporation, as the case may be, shall terminate effective as of the date of the Transfer of Control.

         11. Termination or Amendment of Plan. The Board may terminate or amend the Plan at any time; provided, however, that without the approval of the Company's shareholders, there shall be (i) no increase in the total number of shares covered by the Plan (except by operation of the provisions of Paragraph 7 above), and (ii) no change in the class of persons eligible to receive Options. In any event, no amendment may adversely affect any then outstanding Option or any unexercised portion thereof, without the consent of the Optionee, unless such amendment is required to enable the Option to qualify as an incentive stock option (as defined in the Code).

         12. Continuation of Prior Plan as to Outstanding Options. Notwithstanding any other provision of the Plan to the contrary, the terms of the Prior Plan shall remain in effect and apply to Options granted pursuant to the Prior Plan.

                             STOCK OPTION AGREEMENT

                                    BETWEEN

                          CHIPS AND TECHNOLOGIES, INC.

                                      AND

                             [[firstname lastname]]

                          GRANT NUMBER [[grantnumber]]

         You have been granted an option under the Amended and Restated Chips and Technologies, Inc. 1985 Stock Option Plan (the "Plan"). This Agreement describes the terms and conditions of your option (the "Agreement").

NUMBER OF SHARES               Your option is for shares shares of
                               the common stock of Chips and Technologies, Inc., a Delaware corporation ("Chips").

OPTION PRICE                   You may purchase your option shares for
                               optionprice per share, which was the closing price of the common stock of Chips on [[grantdate]].

TYPE OF OPTION                 This option is intended to be a
                               nonqualified stock option and will not be treated as an incentive stock option as provided in section 422 of the Internal
                               Revenue Code of 1986, as amended (the
                               "Code").

GRANT DATE                     The "Grant Date" of your option is
                               grantdate. This is the date the Board of Directors of Chips approved your option grant.

INITIAL VESTING DATE           The  "Initial  Vesting  Date"  of  your
                               option is [[period1vestdate]]. This is the date your option begins to vest.

EXERCISABILITY                 You may exercise your option immediately in
                               its entirety after the Grant Date. However, if you buy unvested option shares, they may not be sold or otherwise transferred until they become vested (see Right of Repurchase below).

TERM Your option will expire on [[period1expiredate]], unless your employment with Chips (or a parent corporation or subsidiary corporation of Chips as defined in section 424 of the Code) is terminated as explained below, or unless Chips is involved in a "transfer of control" transaction as explained below.

VESTING OF OPTIONS             On the Initial Vesting Date,
                               period1sharesvesting shares of the option will be vested.

                               Thereafter, 1/48th of the option shares will vest for eachfull month of your continuous employment with Chips from the Initial Vesting Date. Your option stops vesting when your employment with Chips (or a parent corporation or subsidiary corporation of Chips) terminates. Vesting during an approved leave of absence is governed by the applicable Leave of Absence Policy in effect at the time you go on leave.

RIGHT OF REPURCHASE            You can buy shares that have
                               not yet vested. The number of shares you buy over and above your vested shares are "unvested shares." They may not be sold or otherwise be transferred until they become vested.

                               If your employment with Chips (or a parent corporation or subsidiary corporation of Chips) terminates for any reason, with or without cause while you are holding unvested shares, or if you or your legal representative attempts to sell, exchange, transfer, pledge, or otherwise dispose of any unvested shares (other than pursuant to an ownership change), Chips may buy those unvested shares back from you at the option price you originally paid. If Chips wishes to exercise its right to repurchase the unvested shares, it must give you notice within 60 days after (i) the termination of your employment or exercise of the option, if later, or (ii) Chips has received notice of the attempted disposition. Chips must exercise its right to repurchase the unvested shares, if at all, for all of the unvested shares, except as Chips and you otherwise agree. However, Chips will allow you to transfer your unvested shares to your ancestors, descendents, spouse or to a trustee for their benefit, provided, that the transferee agrees in writing to take the shares subject to Chips' right of repurchase. In the event Chips is unable to exercise the right of repurchase under the provisions of
                               Section 160 of the Delaware General
                               Corporation Law, or the corresponding
                               provisions of other applicable law, Chips has the right to assign the right of repurchase to one or more persons as may be selected by Chips' Board of Directors.

                               To ensure that the unvested shares will be available for repurchase, you are required to deposit the certificate for the shares with an escrow agent designated by Chips under the terms and conditions of an escrow agreement approved by Chips.

                               If Chips exercises its right to repurchase your unvested shares, payment by Chips to the escrow agent on behalf of you or your legal representative will be make in cash within 60 days after the date of the mailing of the written notice. For purposes of this payment, cancellation of any outstanding promissory note that you have previously delivered to Chips will be treated as payment in cash to the extent of the unpaid principle and any accrued interest canceled. Within 30 days after payment by Chips, the escrow agent will give the shares which Chips has purchase to Chips and give the payment received from Chips to you.

                               The certificates for unvested shares have stamped on them a special legend referring to Chips' right of repurchase. As you vesting percentage increases, you may request, at reasonable intervals, the Chips exchange those legended shares which have vested for shares that are freely transferable.

TRANSFER OF
CONTROL                        The following events constitute an
                               "ownership change" of Chips: (1) the direct or indirect sale or exchange by Chips' stockholders of all or substantially all of Chips' stock; (2) a merger in which Chips is a party; or (3) the sale, exchange, or transfer of all or substantially all of Chips' assets (other than a sale, exchange, or transfer to one or more corporations where Chips' stockholders before such sale, exchange, or transfer retain, directly or indirectly, at least a majority of the beneficial interest in the voting stock of the corporation(s) to which the assets were transferred).

                               A "transfer of control" of Chips means an ownership change in which Chips' stockholders before such ownership change do not retain, directly or indirectly, at least a majority of the beneficial interest in Chips' voting stock.

                               In the event of a transfer of control, Chips' Board of Directors, in its sole discretion, will either (i) provide that all shares acquired on exercises of your option become vested shares effective upon the transfer of control, or (ii) arrange with the surviving, continuing, successor, or purchasing corporation, as the case may be, that such corporation assume Chips' rights and obligations under this Agreement. Your option will terminate effective as of the date of the transfer of control to the extent that your option is neither exercised as of the date of the transfer of control nor assumed by the surviving, continuing, successor, or purchasing corporation, as the case may be.

REGULAR
TERMINATION                    If your employment with Chips (or a parent
                               corporation or subsidiary corporation of
                               Chips) terminates for any reason with or without cause, your option, to the extent unexercised, will expire on the date of termination.

RESTRICTIONS ON
RESALE:  GENERAL               You may not sell shares (that you
                               acquire by exercising your option) at any time you are in possession of material inside information. In addition, sales of shares that you acquire by exercising your option will be governed by Chips' employee trading policy, as in effect at the time of the proposed sale.

RESTRICTIONS ON
RESALE: OFFICERS If you are an officer of Chips, shares that you acquire by exercising your option may only be sold during the officer's trading window. This window commences on the third day following the release of quarterly financial results and ends ten business days thereafter, unless extended by Chips' President or Chief Financial Officer.

NOTICE OF EXERCISE             When you wish to exercise your option, you
                               must send an executed Notice of Exercise to:

                                              Chips and Technologies, Inc.
                                              3050 Zanker Road
                                              San Jose, CA  95134
                                              Attn:  Financial Services  1-7

                               Your notice must specify how many whole
                               shares you wish to purchase, and must contain such representation and agreements as to your investment intent with respect to the shares as may be required by Chips. Your notice must be delivered in person or by certified mail to Chips' Stock Administrator prior to the expiration date of the term of the Option, accompanied by an executed copy of the then current form of escrow instructions, if you are exercising your option for unvested shares, and full payment of the option price for the number of shares being purchased. The notice of Exercise is effective when it is received by Chips. Chips will not be required to issue fractional shares upon the exercise of your option.

FORM OF PAYMENT                When you submit your Notice of Exercise, you
                               must include payment of the option price for the number of shares you are purchasing.
                               Payment may be made in one (or a combination of two or more) of the following forms:

                               - Your personal check, a cashier's check or a money order.

                               - Irrevocable directions to a securities broker approved by Chips to sell your option shares and to deliver all or a portion of the sale proceeds to Chips in payment of the option price. (The balance of the sales proceeds, if any, will be delivered to you.) The directions must be given by signing a form provided by Chips.

WITHHOLDING TAXES              In order to exercise your option, you must
                               make arrangements to pay any federal and state withholding taxes that may be due as a a result of the option exercise. In the future, at any time requested by Chips, you must make arrangements to pay any federal or state withholding taxes that may be due as a result of any transfer of any shares acquired on exercise of your option, the operation of any federal or state law providing for the imputation of interest, or the lapse of any restriction with respect to any shares acquired on exercise of your option.

CERTIFICATE
REGISTRATION                   The certificate or certificates issued upon
                               the exercise of your option will be
                               registered in your name.

RESTRICTION ON
GRANT OF OPTION
AND ISSUANCE OF
SHARES
                               The grant of your option and the issuance of shares upon the exercise of the option is subject to compliance with all applicable requirements of federal or state law with respect to such securities. Your option may not be exercised if the issuance of shares upon such exercise would constitute a violation of any applicable federal or state securities law or other law or regulations. As a condition to the exercise of your option, Chips may require you to make any representation or warranty to Chips as may be necessary or appropriate to evidence compliance with any applicable law or regulation. Chips may place legends on the certificates for your option shares referring to any applicable federal or state securities law restrictions.

TRANSFER OF OPTION             Prior to your death, only you may exercise
                               your option, and you can not transfer or assign your option. However, you may dispose of your option in your will.

                               Regardless of any marital property settlement agreement, Chips is not obligated to honor a Notice of Exercise from your former spouse, nor is Chips obligated to recognize your former spouse's interest in your option in any other way.

STOCK DIVIDENDS                If, from time to time, there is any stock
                               dividend, stock split, or other change in the character or amount of any of Chips' outstanding stock, then in such event any and all new substituted or additional securities to which you are entitled by reason of your ownership of the shares acquired upon exercise of your option will be immediately subject to Chips' right of repurchase with the same force and effect a the shares subject to the right of repurchase immediately before such event. (See Right of Repurchase above).

EMPLOYEE RIGHTS                Your option or this Agreement
                               do not give you the right to be retained as an employee by Chips (or a parent corporation or subsidiary corporation of Chips). Chips reserves the right to terminate your employment at any time, with or without cause.

STOCKHOLDER RIGHTS             You, or your estate or heirs, have no rights
                               as a stockholder of Chips until a certificate for your option shares has been issued. No adjustments are made for dividends or other rights if the applicable record date occurs prior to the date your stock certificate is issued, except in the event of a change in the stock subject to the Plan as described in the Plan.

APPLICABLE LAW                 This Agreement will be interpreted and
                               enforced under the laws of the State of
                               California.

OTHER AGREEMENTS               The text of the Plan is incorporated in this
                               Agreement by reference. This Agreement and the Plan constitute the entire understanding between you and Chips regarding your option.
                               Any prior agreements, understandings,
                               commitments, or negotiations concerning your option are superseded.

AMENDMENT                      Chips may at any time amend or terminate the
                               Plan and/or your option. However, no
                               amendment or termination may adversely affect your option without your consent.

TIME OF EXPIRATION             Whenever there is a reference in this
                               Agreement to a date when your option expires, the option will expire on that date at 5:00 p.m. local time in San Jose, California.

       By signing this Agreement, you agree to all of the terms and conditions described above and in the Plan, including Chips' right to repurchase unvested shares.



                                   CHIPS AND TECHNOLOGIES, INC.

                                   BY:_____________________________

                                       JAMES STAFFORD, PRESIDENT AND
                                       CHIEF EXECUTIVE OFFICER



                                    OPTIONEE
                                    BY:____________________________